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COMMON STOCK                                                       COMMON STOCK

                                    [LOGO]

                           INDEPENDENT BANKSHARES, INC.

                  INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

THIS CERTIFICATE IS REDEEMABLE IN            SEE REVERSE FOR CERTAIN DEFINITIONS
ABILENE, TEXAS AND NEW YORK, NEW YORK               CUSIP 453841 20 7

THIS CERTIFIES THAT


                                   SPECIMEN


is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
           TWENTY-FIVE CENTS ($0.25) EACH OF THE COMMON STOCK OF
Independent Bankshares, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation of the Corporation as now or hereafter amended which are incorporated herein by reference in their entirety. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

          WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

          Dated:

[SEAL]

/s/ Randal Crosswhite                       /s/  BW Stephenson

      SECRETARY                                      PRESIDENT

Countersigned and Registered
                      FIRST STATE BANK, N.A.
                                          Transfer Agent and Registrar

By
                                                    Authorized Officer

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                    INDEPENDENT BANKSHARES, INC.

    THE ARTICLES OF INCORPORATION OF THE CORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF TEXAS SET FORTH A FULL STATEMENT OF (A) ALL OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF SHARES AUTHORIZED TO BE ISSUED AND (B) THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF THE SHARES OF PREFERRED STOCK THAT THE CORPORATION IS AUTHORIZED TO ISSUE IN SERIES AND, IF AND TO THE EXTENT THAT THEY HAVE BEEN FIXED AND DETERMINED, THE RELATIVE RIGHTS AND PREFERENCES OF ANY SUCH SERIES. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

     THE ARTICLES OF INCORPORATION OF THE CORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF TEXAS SET FORTH A FULL STATEMENT OF THE DENIAL OR LIMITATION OF THE PREEMPTIVE RIGHTS OF SHAREHOLDERS. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common             UNIF GIFT MIN ACT--
TEN ENT -- as tenants by the                __________ Custodian __________
           entireties                         (Cust)               (Minor)
                                            under Uniform Gifts to Minors Act
JT TEN  -- as joint tenants with right
           of suvivorship and not           _________________________________
           as tenants in common                         (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the shares of the common stock represented by the within certificate as follows:

 Please insert Social Security
Number or other Identification
     Number of Assignee
--------------------------------
                                                                     (      )
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                                NUMBER OF SHARES TRANSFERRED

unto
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        FULL NAME AND ADDRESS (INCLUDING ZIP CODE) OF ASSIGNEE
              SHOULD BE TYPEWRITTEN OR PRINTED LEGIBLY.

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and hereby irrevocably constitutes and appoints ___________________ attorney to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises.

DATE:
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                                       SIGN HERE
                                                ------------------------------
                                                Signature must correspond with
                                                name on face of certificate
                                                without any change or
                                                alteration whatever.

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             Signature(s) must be guaranteed by a commercial bank or
               trust company or a member of a major stock exchange.


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